Galen Holdings PLC

“Building an International Specialty Pharmaceutical
Products and Services Business”

Galen Holdings PLC

•	Founded 1968; Northern Ireland - based integrated pharmaceutical co.

•	1997 - Listed on London Stock Exchange (LSE:GAL)

•	Engaged in the supply of pharmaceutical products and services

•	Consistent sales and profit growth

•	Sales - five year CAGR of 30%

•	Operating profit(1) - five year CAGR of 49%

•	Strong growth in pharmaceutical products business

•	Significant historical base in the UK and Ireland

•	Acquired Warner Chilcott adding US sales & marketing capability

•	Listed on Nasdaq in September 2000 — Ticker symbol: GALN

(1) Operating profit before goodwill and exceptionals

Galen Holdings PLC
Five Year Earnings Progress

Operating Profit Before Goodwill
Sales	and Exceptional Items

*Galen ’99 sales = $100 m (£67m) UP 187% from ’95 Pro Forma = $219 million ((£147m)	*Galen ’99 op prof = $29 m (£19.4m), UP 401% from ’95 Pro Forma = $70 million (£47m)

Warner Chilcott PLC
Acquired 9/29/00

•	US-based specialty pharmaceutical business

•	Women’s healthcare focus – branded product portfolio

•	Competitively scaled women’s healthcare salesforce in the US

•	Warner Chilcott name associated with branded pharmaceuticals for over 90 yrs

•	Strong management team with proven pharmaceutical industry track record

•	Portfolio of women’s healthcare products

•	Profitable and strong cash flow generator

(1) Except in 1999(PF), excludes benefit from the acquisition of Estrace Cream and Ovcon in February 2000

Building an International Specialty Pharmaceutical
Products and Services Business

      The acquisition of Warner Chilcott internationalized Galen’s business and provided

•	US branded products business with significant women’s healthcare focus

•	Competitively scaled US women’s healthcare salesforce

•	Ability to commercialize Galen’s IVR in largest market – U.S.

•	Opportunity to accelerate R&D/product pipeline

•	Greater scale provides opportunities for further growth

•	in-licensing/acquisitions

Two Growth Companies Combined
Proforma Revenues – Business and Geographic

Strong Management Team

International Management team with extensive
pharmaceutical industry expertise

John King Roger Boissonneault Geoffrey Elliott Paul Herendeen	Executive Chairman Chief Executive Officer Chief Financial Officer Executive Vice President

Shareholder Value

•	International investor profile
and liquidity

•	2000 – Listed on Nasdaq
National Market
(Nasdaq:GALN)

•	London Stock Exchange
(LSE:GAL)

•	Irish Stock Exchange (GAL)

•	Market capitalization now
nearly $2 billion

Galen Holdings PLC
An Integrated Pharmaceutical Company

Branded Prescription Medicines	R&D Services for International Pharma

Galen Holdings PLC
Group Divisions

Products	Services

Based in Craigavon (Northern Ireland), the Galen division develops, manufactures and markets prescription medicines to healthcare professionals in key therapeutic areas: analgesics, antibiotics, cardiovascular, gastrointestinal, respiratory and women’s health. These products are marketed through a sales force of over 100 representatives throughout the UK and Ireland. Research within Galen is focused on the development of applications of novel drug delivery technology.	Clinical Trial Services (CTS) designs, manufactures and distributes patient packs used in clinical trials to investigator sites worldwide. From state-of-the-art facilities in Craigavon (Northern Ireland), Audubon (Pennsylvania, USA) and Durham (North Carolina, USA), CTS provides a global service to many of the world’s largest multinational pharmaceutical companies.	Interactive Clinical Technologies Inc (ICTI) provides interactive voice response systems (IVRS) for clinical trials’ management from its US bases in Lambertville (New Jersey, USA) and San Francisco (California, USA), along with a European base in Maidenhead (England). ICTI’s leading edge systems and technology enable clients to efficiently manage supplies of clinical trial packs and collect real-time patient enrolment data.

The Warner Chilcott division is a marketer of prescription pharmaceutical products in the United States, primarily focused on the women’s health therapeutic category. Through its national sales force of over 220 representatives, Warner Chilcott markets branded pharmaceutical products directly to physician specialists across the country, particularly obstetrician/gynecologists and urologists.	Chemical Synthesis Services (CSS) operates an integrated chemical development service for the pharmaceutical industry from custom research through process development to kilo scale synthesis of intermediates and actives at cGMP. Research in pharmaceutical chemistry is conducted within a facility at Queen’s University in Belfast, which provides access to an extensive technology base; pilot plant manufacture is carried out within a world-class facility at Craigavon (Northern Ireland).	Pharmaceutical Development and Manufacturing Services (PDMS) provides a broad range of specialist services for the pharmaceutical, healthcare and biotechnology industries. Utilizing Galen’s state-of-the-art facilities in Northern Ireland, PDMS’s services include drug product formulation, process development, analytical method development and validation, pack design, commercial-scale manufacture, inventory management and worldwide distribution.

Pharmaceutical Products
Five Year Sales Progress

•	$177 million pro forma revenue in 1999; 81% of total

•	Strong prescription base (UK, Ireland & USA)

•	Women’s health, analgesia, gastroenterology, and respiratory

•	134 products; 44 brands

•	Facilities: Craigavon, Northern Ireland and Rockaway, NJ USA

Product Salesforce

•	Increased global salesforce

•	Galen/Warner Chilcott US	220 sales reps

•	Galen/Warner Chilcott UK/Ireland	65 sales reps

•	Total	285 sales reps

•	Target Marketing

•	Brand Management

Galen Product Group
UK/Ireland Products

Galen Product Group
Women’s Healthcare Products (US/UK)

Marketed Products	Indication	Status

Estrace Cream Ovcon 35 Ovcon 50 NataChew NataFort Pyridium/Plus	HRT Oral Contraceptive Oral Contraceptive Prenatal Vitamin Prenatal Vitamin Urinary Analgesic	Marketed Marketed Marketed Marketed Marketed Marketed

Product Pipeline	Indication	Status

IVR IVR IVR IVR IVR IVR	HRT (EU) HRT (US) Continuous Combined Testosterone Contraceptive Infection Control	In Registration Late Phase III Phase III Phase II Phase II Development

Research and Development
Proprietary Products for International Expansion

      Intravaginal drug delivery (IVR) system

•	Technology platform for internationalization

•	Products in development

•	HRT

•	Infection control

•	Other

•	Other drug delivery applications

•	Eutectic technology

•	Core therapeutic areas

•	women’s health

•	analgesia

•	gastrointestinal

Future Product Growth Opportunities

•	Expand women’s healthcare focus

•	Commercialization of IVR technology platform

•	Development and manufacture of US products

•	In-licensing/product acquisition opportunities

•	Platform to expand into Europe

•	Opportunity to accelerate R&D

Pharmaceutical Services Five Year Sales Progress

•	$43 million revenue in 1999; 19% of total

•	Clinical trial services and custom chemical design and synthesis

•	41% sales now in US subsidiaries

•	Facilities:

•	Craigavon, Northern Ireland

•	Maidenhead, UK

•	4 in USA (PA/NC/CA/NJ)

Future Service Growth Opportunities

•	Custom chemical design and synthesis business – large pharma/industry trends support growth

•	New Drug Development – Clinical trials business

•	Acquisition opportunities

•	High profile customer list/reputation

Key Strengths

•	Sales and Marketing

      • branded prescription pharmaceuticals in the US and UK

•	Operational Excellence in Custom Chemical Synthesis and Clinical Trial Services

•	R&D – Drug Development

•	U.S. Regulatory Expertise/FDA

•	cGMP Manufacturing

      Financial Information

Financial Policies & Objectives

      “Our guiding principle is to increase shareholder value through fundamentally sound operating and financial decision-making"

•	Maintain financial flexibility to pursue growth strategy and build upon presence in European and US markets

           Adhere to highly selective acquisition criteria

           Pursue acquisitions at measured pace – integration a priority

•	Future financial reporting – $US/US GAAP

Proforma Profit & Loss

Unaudited Proforma Consolidated Profit and Loss Account

	FYE	YE
(in millions)
	9/30/99 PF	3/31/00 PF

Revenue	$219.1	$243.8

Gross profit	$139.2	$154.3

Operating expenses	$69.1	$73.9

EBITDA and non operating	$70.1	$80.4

items

Proforma Capitalization

Unaudited Proforma Capitalization

(in millions)
3/31/00 PF

Cash	$71.5

Funded debt	$228.0

Net debt	156.5

Book equity	$440.1

Outlook

“Building an International
Specialty Pharmaceutical
Products and Services Business”

Strategic Objectives

Strategic

•	Build upon company strengths in products and services

•	Leverage U.S./UK market position to expand global presence

•	Growth through internal development and selective acquisitions/in-licensing

Operating

•	Focus on specialty therapeutic categories; women’s health

•	Leverage cGMP and technological strengths

•	Achieve organizational excellence

Financial

•	Attain 10% average annual revenue growth

•	Achieve 25% average annual growth in cash earnings

Why Invest in Galen Holdings?

•	Two growth companies combined = pro forma revenues of $244 million and $80 million EBITDA

•	International investor profile and liquidity

•	Multiple avenues of growth

•	Internal growth – existing products and services

•	R&D Pipeline/Technology

•	Acquisitions/in-licensing

•	Strong management team with significant equity stake

Galen Holdings PLC

“Building an International Specialty Pharmaceutical
Products and Services Business”

Legal Information

•	This presentation contains forward-looking statements which are based on assumptions and external factors, including assumptions relating to, but not limited to, the compatibility of the combined businesses, regulatory action, product pricing, competitive market conditions, unaudited financial data, new product development and other risks or uncertainties. These forward-looking statements represent the companies’ judgement as of the date of this presentation and any changes in the assumptions or external factors could produce significantly different results

•	This presentation does not constitute an offer to sell or issue, or a solicitation of any offer to purchase or subscribe for, any ordinary shares in the Company, nor shall it form the basis of, or be relied upon in connection with, any contract for such purchase or subscription. No representation or warranty, express or implied, is made or given by the Company as to the accuracy or completeness of the information or the opinions contained in this presentation, and no liability is accepted for any such information or opinions

•	Nothing in this presentation should be construed as a profit forecast or be interpreted to mean that the earnings per share of Galen as enlarged by this Transaction for the current year or future years will necessarily match or exceed the historical published earnings per share of Galen and Warner Chilcott.

Legal Information (continued)

•	Investors and security holders may obtain free copies of documents filed by Galen and Warner Chilcott with the Securities and Exchange Commission at the Commission’s web site at www.sec.gov. Further information may also be obtained for free by directing such requests to: Galen Holdings/Warner Chilcott PLC, 80 Corporate Centre, 100 Enterprise Drive, Suite 280, Rockaway, New Jersey 07866, USA, Attention: Investor Relations, telephone: +1 973 442 3200, e-mail:cst@wclabs.com or from Galen by directing such requests to: Galen Holdings PLC, Seagoe Industrial Estate, Craigavon, Northern Ireland, BT63 5UA, Attention: Investor Relations, telephone: +44 28 3833 4974,
e-mail:info@galenplc.co.uk

•	Certain financial data (including the pro forma information) contained in this documents is calculated on or derived from data which is based on UK or US generally accepted accounting principles. Investors and security holders should be aware that this financial data may be reconciled to US or UK generally accepted accounting principles in the Shareholder Documentation and accordingly such financial data may be different in such Shareholder Documentation